UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

FS KKR CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 30, 2023, FS KKR Capital Corp. (the “Company”) and Meadowbrook Run LLC (“Meadowbrook Run”), a wholly-owned subsidiary of the Company, entered into the Fifth Amendment to the Loan and Servicing Agreement (the “Fifth Amendment”), which amends the Loan and Servicing Agreement, dated November 22, 2019, by and among Meadowbrook Run, as borrower, the Company, as servicer and equityholder, Morgan Stanley Senior Funding, Inc., as administrative agent, each of the lenders from time to time party thereto, the other agents parties thereto, and Wells Fargo Bank, National Association as collateral agent, account bank and collateral custodian.

The Fifth Amendment , among other things, (i) extends the revolving period to November 22, 2024, (ii) extends the final maturity date to November 22, 2026, (iii) increases the applicable margin (a) during the revolving period to 2.70% per annum and (b) during the amortization period to 3.20% per annum, (iv) provides for an interest-only loan with a 0.15% per annum interest rate, (v) extends the call protection period for one year after the closing date of the Fifth Amendment and (vi) eliminates non-U.S. Dollar advances.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Fifth Amendment to the Loan and Servicing Agreement, dated June 30, 2023, by and among Meadowbrook Run LLC, FS KKR Capital Corp., Morgan Stanley Senior Funding, Inc. and Morgan Stanley Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR CAPITAL CORP.

Date: June 30, 2023	By:	/s/ Stephen Sypherd
Name: Stephen Sypherd
Title: General Counsel